                                                                    EXHIBIT 99.1



                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                            MONTHLY OPERATING REPORT
                 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------------------------------------------------
REQUIRED                                                              DOCUMENT       EXPLANATION
DOCUMENTS                                               FORM NO.      ATTACHED       ATTACHED
--------------------------------------------------------------------------------------------------
Debtor Affirmations                                     MOR - 1         Yes
--------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements             MOR - 2         Yes
--------------------------------------------------------------------------------------------------
Bank Account Reconciliations                            MOR - 2         Yes
--------------------------------------------------------------------------------------------------
Statement of Operations                                 MOR - 3         Yes
--------------------------------------------------------------------------------------------------
Balance Sheet                                           MOR - 4         Yes
--------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                            MOR - 5         Yes
--------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                    MOR - 5         Yes
--------------------------------------------------------------------------------------------------
Listing of aged accounts payable                        MOR - 5         Yes
--------------------------------------------------------------------------------------------------
Schedule of Insurance - Listing of Policies             MOR - 6         Yes
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
---------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    1/31/2003
---------------------------------------------                     --------------
Signature of Authorized Individual                                  Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                              Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                               DEBTOR AFFIRMATION



----------------------------------------------------------------------------------------------------
AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE     FALSE
----------------------------------------------------------------------------------------------------
1.  That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                               X
----------------------------------------------------------------------------------------------------
2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                      X
----------------------------------------------------------------------------------------------------
3.  No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization.  If no, provide an explanation below.                  X
----------------------------------------------------------------------------------------------------


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
--------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                1/31/2003
--------------------------------------------                  ------------------
Signature of Authorized Individual                            Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES, INC.


----------------------------------------------------------------------------------------------------------------------------------
                                                           BANK ACCOUNTS                         CURRENT MONTH   CUMULATIVE FILING
                                                                                                                      TO DATE
                                                 OPERATING                                          ACTUAL             ACTUAL
----------------------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                        $        -   $        -   $     -   $     -     $35,310,716.40     $ 4,655,262.26
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                         SEE ATTACHED SCHEDULE A
----------------------------------------------------------------------------------------------------------------------------------
INTERNAL TRANSFERS                                        -            -         -         -          2,129,074        545,194,269
----------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME                                           -            -         -         -             20,644             94,089
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE - CREDIT & COLL                       -            -         -         -                  -          1,433,819
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE - LOCKBOX                             -            -         -         -                  -         87,262,187
----------------------------------------------------------------------------------------------------------------------------------
RETAIL STORE DEPOSITS                                     -            -         -         -                  -         42,120,269
----------------------------------------------------------------------------------------------------------------------------------
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS            -            -         -         -          2,952,062        141,750,274
----------------------------------------------------------------------------------------------------------------------------------
REVOLVER BORROWINGS - FLEET                               -            -         -         -                  -        163,221,961
----------------------------------------------------------------------------------------------------------------------------------
RETURN ITEMS REDEPOSITED                                  -            -         -         -                  -             32,954
----------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                                             -            -         -         -            376,205          4,905,091
----------------------------------------------------------------------------------------------------------------------------------
BANKCARD CASH RECEIPTS                                    -            -         -         -             (5,863)       103,446,538
----------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLANS                                    -            -         -         -                  -            287,173
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE INCOME TAX REFUND                               -            -         -         -                  -          2,851,536
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL RECEIPTS                                $        -   $        -   $     -   $     -     $    5,472,122     $1,092,600,159
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS                                    SEE ATTACHED SCHEDULE A
----------------------------------------------------------------------------------------------------------------------------------
INTERNAL TRANSFERS                                        -            -         -         -          2,174,074        547,742,970
----------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC PAYROLL TAXES PAYMENTS                         -            -         -         -                  -         15,744,256
----------------------------------------------------------------------------------------------------------------------------------
PAYROLL                                                   -            -         -         -          1,019,069         44,693,050
----------------------------------------------------------------------------------------------------------------------------------
PAYMENTS/TRANSFERS TO LIQUIDATORS                         -            -         -         -                  -         36,818,422
----------------------------------------------------------------------------------------------------------------------------------
VENDOR PAYMENTS                                           -            -         -         -            880,246        127,036,163
----------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC SALES TAX PAYMENTS                             -            -         -         -                  -         14,639,307
----------------------------------------------------------------------------------------------------------------------------------
REVOLVER FEES AND INTEREST - FLEET                        -            -         -         -                  -          5,421,961
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS APPLIED TO REVOLVER BALANCE                      -            -         -         -                  -        257,525,534
----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER REFUNDS                                          -            -         -         -              2,578          2,093,326
----------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLAN PAYMENTS                            -            -         -         -            114,994          7,896,057
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE INCOME TAX PAYMENTS                             -            -         -         -                  -             60,000
----------------------------------------------------------------------------------------------------------------------------------
BANK FEES                                                 -            -         -         -              5,298            385,882
----------------------------------------------------------------------------------------------------------------------------------
RETURN ITEMS                                              -            -         -         -                238            530,200
----------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                                             -            -         -         -                  -             81,952
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                           $        -   $        -   $     -   $     -          4,196,496      1,060,669,079
----------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                    $        -   $        -   $     -   $     -     $    1,275,627     $   31,931,081
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH                              $        -   $        -   $     -   $     -     $   36,586,343     $   36,586,343
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
----------------------------------------------------------------------------------------------------------------------------------
Total Disbursements                                                                                                 $    4,196,496
----------------------------------------------------------------------------------------------------------------------------------
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                               $    2,174,074
----------------------------------------------------------------------------------------------------------------------------------
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                             $            -
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                     $    2,022,422
----------------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                       --------------------------------------------------------------------------
                                                                                      COMERICA BANK
                                                       --------------------------------------------------------------------------
                                                               PAYROLL            FLEX              VEBA              CONCENTR.
                                                              1851132363        1840425811        1840427643         1149003715
                                                       --------------------------------------------------------------------------
Cash - Beg                                                   $   188,823           $ 3,474         $  83,943        $ 1,541,534
                                                       --------------------------------------------------------------------------

                                                       --------------------------------------------------------------------------
Receipts
                                                       --------------------------------------------------------------------------
Internal Transfers                                             1,337,134             3,720            81,858            696,837
                                                       --------------------------------------------------------------------------
Interest Income                                                        -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Accounts Receivable - Credit/Collections                               -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Accounts Receivable - Lockbox                                          -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Retail Cash/Check Sales & J-Card Store Payments                        -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Asset Dispositions & Payments from Liquidators                         -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Revolver Borrowings - Fleet                                            -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Return Items Redeposited                                               -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Misc Deposits/Credits                                                  -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Bankcard Receipts                                                      -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Employee Benefit Plans - Payments from Providers                       -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Corporate Income Tax Refund                                            -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Total Receipts                                               $ 1,337,134           $ 3,720         $  81,858        $   696,837

                                                       --------------------------------------------------------------------------
Disbursements
                                                       --------------------------------------------------------------------------
Internal Transfers                                                     -                 -                 -              7,774
                                                       --------------------------------------------------------------------------
Electronic Payroll Tax / Withholding Payments                          -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Payroll                                                          297,029                 -                 -            711,240
                                                       --------------------------------------------------------------------------
Payments/Transfers to Liquidators                                      -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Vendor Payments                                                        -                 -                 -            880,246
                                                       --------------------------------------------------------------------------
Electronic Sales Tax Payments                                          -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Revolver Fees and Interest - Fleet                                     -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Receipts applied to Revolver Balance - Fleet                           -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Customer Refunds                                                       -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Employee Benefit Plan Payments                                         -             1,967           113,027                  -
                                                       --------------------------------------------------------------------------
Corporate Income Tax Payments                                          -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Bank Fees                                                              -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Return Items                                                           -                 -                 -                  -
                                                       --------------------------------------------------------------------------
Miscellaneous                                                          -                 -                 -                  -
                                                       --------------------------------------------------------------------------

                                                       --------------------------------------------------------------------------
Total Disbursements                                          $   297,029           $ 1,967         $ 113,027        $ 1,599,260

Net Cash Flow                                                $ 1,040,105           $ 1,753         $ (31,169)       $  (902,423)

Cash End of Month                                            $ 1,228,928           $ 5,227         $  52,775        $   639,111
                                                       --------------------------------------------------------------------------


                                                       --------------------------------------------------------------------------
                                                                                      COMERICA BANK
                                                       --------------------------------------------------------------------------
                                                                FUNDING             A/R             REFUND           COLLATERAL
                                                              1850803196        1840422354        1850553791         1851359800
                                                       -------------------------------------------------------------------------
Cash - Beg                                                   $   966,600           $     -         $       -        $       256
                                                       -------------------------------------------------------------------------

                                                       -------------------------------------------------------------------------
Receipts
                                                       -------------------------------------------------------------------------
Internal Transfers                                                     -             1,021             6,753                  -
                                                       -------------------------------------------------------------------------
Interest Income                                                        -                 -                 -                  -
                                                       -------------------------------------------------------------------------
Accounts Receivable - Credit/Collections                               -                 -                 -                  -
                                                       -------------------------------------------------------------------------
Accounts Receivable - Lockbox                                          -                 -                 -                  -
                                                       -------------------------------------------------------------------------
Retail Cash/Check Sales & J-Card Store Payments                        -                 -                 -                  -
                                                       -------------------------------------------------------------------------
Asset Dispositions & Payments from Liquidators                 2,952,062                 -                 -                  -
                                                       -------------------------------------------------------------------------
Revolver Borrowings - Fleet                                            -                 -                 -                  -
                                                       -------------------------------------------------------------------------
Return Items Redeposited                                               -                 -                 -                  -
                                                       -------------------------------------------------------------------------
Misc Deposits/Credits                                            316,432                 -                 -                  -
                                                       -------------------------------------------------------------------------
Bankcard Receipts                                                   (941)                -                 -                  -
                                                       -------------------------------------------------------------------------
Employee Benefit Plans - Payments from Providers                       -                 -                 -                  -
                                                       -------------------------------------------------------------------------
Corporate Income Tax Refund                                            -                 -                 -                  -
                                                       -------------------------------------------------------------------------
Total Receipts                                               $ 3,267,553           $ 1,021         $   6,753        $         -

                                                       -------------------------------------------------------------------------
Disbursements
                                                       -------------------------------------------------------------------------
Internal Transfers                                             2,161,103                 -             5,196                  -
                                                       -------------------------------------------------------------------------
Electronic Payroll Tax / Withholding Payments                          -                 -                 -                  -
                                                       -------------------------------------------------------------------------
Payroll                                                            4,862                 -                 -                  -
                                                       -------------------------------------------------------------------------
Payments/Transfers to Liquidators                                      -                 -                 -                  -
                                                       -------------------------------------------------------------------------
Vendor Payments                                                        -                 -                 -                  -
                                                       -------------------------------------------------------------------------
Electronic Sales Tax Payments                                          -                 -                 -                  -
                                                       -------------------------------------------------------------------------
Revolver Fees and Interest - Fleet                                     -                 -                 -                  -
                                                       -------------------------------------------------------------------------
Receipts applied to Revolver Balance - Fleet                           -                 -                 -                  -
                                                       -------------------------------------------------------------------------
Customer Refunds                                                       -             1,021             1,557                  -
                                                       -------------------------------------------------------------------------
Employee Benefit Plan Payments                                         -                 -                 -                  -
                                                       -------------------------------------------------------------------------
Corporate Income Tax Payments                                          -                 -                 -                  -
                                                       -------------------------------------------------------------------------
Bank Fees                                                              -                 -                 -                 98
                                                       -------------------------------------------------------------------------
Return Items                                                         238                 -                 -                  -
                                                       -------------------------------------------------------------------------
Miscellaneous                                                          -                 -                 -                  -
                                                       -------------------------------------------------------------------------

                                                       -------------------------------------------------------------------------
Total Disbursements                                          $ 2,166,203           $ 1,021         $   6,753        $        98

Net Cash Flow                                                $ 1,101,350           $     -         $       -        $       (98)

Cash End of Month                                            $ 2,067,949           $     -         $       -        $       158
                                                       -------------------------------------------------------------------------



                                                       -----------------------------------------------------------
                                                             1ST UNION            FLEET
                                                       -------------------------------------
                                                               PAYROLL           CUSTOMER          CURRENT MONTH
                                                               2912149          9419400055            ACTUAL
                                                       -----------------------------------------------------------
Cash - Beg                                                   $     5,291       $ 32,520,796        $   35,310,716
                                                       -----------------------------------------------------------

                                                       -----------------------------------------------------------
Receipts
                                                       -----------------------------------------------------------
Internal Transfers                                                 1,751                  -             2,129,074
                                                       -----------------------------------------------------------
Interest Income                                                        -             20,644                20,644
                                                       -----------------------------------------------------------
Accounts Receivable - Credit/Collections                               -                  -                     -
                                                       -----------------------------------------------------------
Accounts Receivable - Lockbox                                          -                  -                     -
                                                       -----------------------------------------------------------
Retail Cash/Check Sales & J-Card Store Payments                        -                  -                     -
                                                       -----------------------------------------------------------
Asset Dispositions & Payments from Liquidators                         -                  -             2,952,062
                                                       -----------------------------------------------------------
Revolver Borrowings - Fleet                                            -                  -                     -
                                                       -----------------------------------------------------------
Return Items Redeposited                                               -                  -                     -
                                                       -----------------------------------------------------------
Misc Deposits/Credits                                                671             59,103               376,205
                                                       -----------------------------------------------------------
Bankcard Receipts                                                      -             (4,922)               (5,863)
                                                       -----------------------------------------------------------
Employee Benefit Plans - Payments from Providers                       -                  -                     -
                                                       -----------------------------------------------------------
Corporate Income Tax Refund                                            -                  -                     -
                                                       -----------------------------------------------------------
Total Receipts                                               $     2,421       $     74,825        $    5,472,122

                                                       -----------------------------------------------------------
Disbursements
                                                       -----------------------------------------------------------
Internal Transfers                                                     -                  -             2,174,074
                                                       -----------------------------------------------------------
Electronic Payroll Tax / Withholding Payments                          -                  -                     -
                                                       -----------------------------------------------------------
Payroll                                                            5,939                  -             1,019,069
                                                       -----------------------------------------------------------
Payments/Transfers to Liquidators                                      -                  -                     -
                                                       -----------------------------------------------------------
Vendor Payments                                                        -                  -               880,246
                                                       -----------------------------------------------------------
Electronic Sales Tax Payments                                          -                  -                     -
                                                       -----------------------------------------------------------
Revolver Fees and Interest - Fleet                                     -                  -                     -
                                                       -----------------------------------------------------------
Receipts applied to Revolver Balance - Fleet                           -                  -                     -
                                                       -----------------------------------------------------------
Customer Refunds                                                       -                  -                 2,578
                                                       -----------------------------------------------------------
Employee Benefit Plan Payments                                         -                  -               114,994
                                                       -----------------------------------------------------------
Corporate Income Tax Payments                                          -                  -                     -
                                                       -----------------------------------------------------------
Bank Fees                                                            221              4,979                 5,298
                                                       -----------------------------------------------------------
Return Items                                                           -                  -                   238
                                                       -----------------------------------------------------------
Miscellaneous                                                          -                  -                     -
                                                       -----------------------------------------------------------

                                                       -----------------------------------------------------------
Total Disbursements                                          $     6,160       $      4,979        $    4,196,496

Net Cash Flow                                                $    (3,739)      $     69,846        $    1,275,627

Cash End of Month                                            $     1,553       $ 32,590,642        $   36,586,343
                                                       -----------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                               BANK RECONCILIATION


JACOBSON STORES, INC.


--------------------------------------------------------------------------------------
                                                    BANK ACCOUNTS

--------------------------------------------------------------------------------------
BALANCE PER BOOKS                $       -    $        -    $        -   $         -
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Bank Balance                     SEE ATTACHED SCHEDULE B             -             -
--------------------------------------------------------------------------------------
Plus: Deposits In Transit                -             -             -             -
--------------------------------------------------------------------------------------
Less: Outstanding Checks                 -             -             -             -
--------------------------------------------------------------------------------------
Other                                    -             -             -             -
--------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE            $       -    $        -    $        -   $         -
--------------------------------------------------------------------------------------




OTHER


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE B
BANK RECONCILIATION SCHEDULE


                                                  -------------------------------------------------------------------------
                                                                                COMERICA BANK
                                                  -------------------------------------------------------------------------
                                                         PAYROLL             FLEX              VEBA            CONCENTR.
                                                        1851132363         1840425811        1840427643        1149003715
---------------------------------------------------------------------------------------------------------------------------
Balance Per Books                                       $     1,000       $      (215)       $    5,821        $   94,362
                                                  -------------------------------------------------------------------------

                                                  -------------------------------------------------------------------------
Bank Balance                                              1,228,928             5,227            52,775           639,111
                                                  -------------------------------------------------------------------------
Plus:  Deposits in Transit - Booked Not Banked                    -                 -                 -                 -
                                                  -------------------------------------------------------------------------
Less:  Outstanding Checks/Wire Transfers                 (1,227,901)           (5,442)          (47,067)         (545,475)
                                                  -------------------------------------------------------------------------
Less:  Outstanding Internal Transfers                             -                 -                 -             2,578
                                                  -------------------------------------------------------------------------
Less:  Deposits in Transit - Banked not Booked                    -                 -                 -                 -
                                                  -------------------------------------------------------------------------
Misposted Entries                                                 -                 -                 -            (1,852)
                                                  -------------------------------------------------------------------------
Checks issued not on Books                                        -                 -                 -                 -
                                                  -------------------------------------------------------------------------
Interest Income not on Books                                      -                 -                 -                 -
                                                  -------------------------------------------------------------------------
Return of Direct Deposit Funds not on Books                       -                 -                 -                 -
                                                  -------------------------------------------------------------------------
Checks Cleared not O/S on Books                                   -                 -                 -                 -
                                                  -------------------------------------------------------------------------
Overdraft Charges not on Books                                    -                 -                 -                 -
                                                  -------------------------------------------------------------------------
Returned Items                                                    -                 -                 -                 -
                                                  -------------------------------------------------------------------------
Interest Expense not on Books                                     -                 -                 -                 -
                                                  -------------------------------------------------------------------------
Bank Fees/Debits not on Books                                     -                 -                 -                 -
                                                  -------------------------------------------------------------------------
Misc Deposit/Credit not on Books                                  -                 -                 -                 -
                                                  -------------------------------------------------------------------------
Bankcard Fees not on Books                                        -                 -                 -                 -
                                                  -------------------------------------------------------------------------
Bankcard Debits on Books not Bank                                 -                 -                 -                 -
                                                  -------------------------------------------------------------------------
Misc variance                                                   (27)                0               113                 -
                                                  -------------------------------------------------------------------------

                                                  -------------------------------------------------------------------------
Adjusted Bank Balance                                   $     1,000       $      (215)       $    5,821        $   94,362
---------------------------------------------------------------------------------------------------------------------------


                                                  -----------------------------------------------------------------------
                                                                               COMERICA BANK
                                                  -----------------------------------------------------------------------
                                                        FUNDING             A/R              REFUND          COLLATERAL
                                                      1850803196         1840422354        1850553791        1851359800
-------------------------------------------------------------------------------------------------------------------------
Balance Per Books                                     $ 2,067,699        $         -                         $       158
                                                  -----------------------------------------------------------------------

                                                  -----------------------------------------------------------------------
Bank Balance                                            2,067,949                  -                 -               158
                                                  -----------------------------------------------------------------------
Plus:  Deposits in Transit - Booked Not Banked                  -                  -                 -                 -
                                                  -----------------------------------------------------------------------
Less:  Outstanding Checks/Wire Transfers                        -                  -                 -                 -
                                                  -----------------------------------------------------------------------
Less:  Outstanding Internal Transfers                           -             (1,021)           (1,557)                -
                                                  -----------------------------------------------------------------------
Less:  Deposits in Transit - Banked not Booked                  -                  -                 -                 -
                                                  -----------------------------------------------------------------------
Misposted Entries                                               -                  -                 -                 -
                                                  -----------------------------------------------------------------------
Checks issued not on Books                                      -                  -                 -                 -
                                                  -----------------------------------------------------------------------
Interest Income not on Books                                    -                  -                 -                 -
                                                  -----------------------------------------------------------------------
Return of Direct Deposit Funds not on Books                     -                  -                 -                 -
                                                  -----------------------------------------------------------------------
Checks Cleared not O/S on Books                                 -                  -                 -                 -
                                                  -----------------------------------------------------------------------
Overdraft Charges not on Books                                  -                  -                 -                 -
                                                  -----------------------------------------------------------------------
Returned Items                                                  -                  -                 -                 -
                                                  -----------------------------------------------------------------------
Interest Expense not on Books                                   -                  -                 -                 -
                                                  -----------------------------------------------------------------------
Bank Fees/Debits not on Books                                   -                  -                 -                 -
                                                  -----------------------------------------------------------------------
Misc Deposit/Credit not on Books                                -                  -                 -                 -
                                                  -----------------------------------------------------------------------
Bankcard Fees not on Books                                      -                  -                 -                 -
                                                  -----------------------------------------------------------------------
Bankcard Debits on Books not Bank                            (251)                 -                 -                 -
                                                  -----------------------------------------------------------------------
Misc variance                                                   -              1,021             1,557                 -
                                                  -----------------------------------------------------------------------

                                                  -----------------------------------------------------------------------
Adjusted Bank Balance                                 $ 2,067,699        $         -       $         -       $       158
-------------------------------------------------------------------------------------------------------------------------




                                                  ----------------------------------------------------------
                                                           1ST UNION         FLEET                TOTAL
                                                  -------------------------------------
                                                            PAYROLL         CUSTOMER
                                                            2912149        9419400055
------------------------------------------------------------------------------------------------------------
Balance Per Books                                          $ (5,007)      $ 32,592,488         $ 34,756,305
                                                  ----------------------------------------------------------

                                                  ----------------------------------------------------------
Bank Balance                                                  1,553         32,590,642           36,586,343
                                                  ----------------------------------------------------------
Plus:  Deposits in Transit - Booked Not Banked                    -                  -                    -
                                                  ----------------------------------------------------------
Less:  Outstanding Checks/Wire Transfers                          -                  -           (1,825,885)
                                                  ----------------------------------------------------------
Less:  Outstanding Internal Transfers                        (8,749)                 -               (8,749)
                                                  ----------------------------------------------------------
Less:  Deposits in Transit - Banked not Booked                    -                  -                    -
                                                  ----------------------------------------------------------
Misposted Entries                                                 -                  -               (1,852)
                                                  ----------------------------------------------------------
Checks issued not on Books                                        -                  -                    -
                                                  ----------------------------------------------------------
Interest Income not on Books                                      -                  -                    -
                                                  ----------------------------------------------------------
Return of Direct Deposit Funds not on Books                       -                  -                    -
                                                  ----------------------------------------------------------
Checks Cleared not O/S on Books                               1,945                  -                1,945
                                                  ----------------------------------------------------------
Overdraft Charges not on Books                                    -                  -                    -
                                                  ----------------------------------------------------------
Returned Items                                                    -                  -                    -
                                                  ----------------------------------------------------------
Interest Expense not on Books                                     -                  -                    -
                                                  ----------------------------------------------------------
Bank Fees/Debits not on Books                                   245              1,846                2,091
                                                  ----------------------------------------------------------
Misc Deposit/Credit not on Books                                  -                  -                    -
                                                  ----------------------------------------------------------
Bankcard Fees not on Books                                        -                  -                    -
                                                  ----------------------------------------------------------
Bankcard Debits on Books not Bank                                 -                  -                 (251)
                                                  ----------------------------------------------------------
Misc variance                                                     -                  -                2,664
                                                  ----------------------------------------------------------
                                                                                                          -
                                                  ----------------------------------------------------------
Adjusted Bank Balance                                      $ (5,007)      $ 32,592,488         $ 34,756,305
------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)


                                                                                      Cumulative
                                                                                    Filing to date
                                                                     December            Totals
                                                                     --------           ------
Net Sales                                                           $       -         $ 155,128

Cost of Goods Sold                                                          -          (110,796)
                                                                    ---------         ---------

Gross Profit                                                                -            44,332

Operating Expenses                                                        (56)          (73,151)
                                                                    ---------         ---------

Operating Income / (Loss)                                                 (56)          (28,819)

Interest Income / (Expense), net                                           26            (2,239)

Other Income / (Expense)                                               (1,053)          (57,697)
                                                                    ---------         ---------

Net Income / (Loss) b/4 Restructuring Costs and Taxes                  (1,083)          (88,755)

Reorganization / Liquidation Expenses - (incl. Professional Fees)      (3,317)          (10,267)

Income Taxes - Benefit / (Expense)                                          -               521
                                                                    ---------         ---------

                                                                    ---------------------------
Net Income / (Loss)                                                 $  (4,400)        $ (98,501)
                                                                    ===========================



** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                                BALANCE SHEET **
                             (dollars in thousands)

                                        ASSETS
       CURRENT ASSETS:

       CASH AND CASH EQUIVALENTS                                      $   34,756
       ACCOUNTS RECEIVABLE, NET                                                0
       DUE FROM VENDORS                                                    3,278
       INTERCOMPANY RECEIVABLE                                                 0
       INVENTORIES                                                             0
       DEFERRED FINANCING                                                      0
       OTHER PREPAIDS                                                        998
       REFUNDABLE TAXES                                                      643
                                                                      ----------

                                                      SUBTOTAL            39,675

       TOTAL P, P & E:                                                     4,242
       LESS: ACCUMULATED DEPR.                                            (1,112)
                                                                      ----------
                              PROPERTY, PLANT & EQUIPMENT, NET             3,130

       OTHER ASSETS:
       LIFE INSURANCE - CSV                                                  228
       EQUITY IN SUBS                                                      2,100
       PREPAID PENSION                                                         0
       OTHER                                                               1,445
                                                                      ----------
                                                      SUBTOTAL             3,773

                                                                      ----------
       TOTAL ASSETS                                                   $   46,578
                                                                      ==========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                                BALANCE SHEET **
                             (dollars in thousands)

                          LIABILITIES & STOCKHOLDERS' EQUITY
                                  CURRENT LIABILITIES
       POST-PETITION LIABILITIES & ACCRUED EXPENSES:
       ACCOUNTS PAYABLE                                               $        -
       AMOUNTS DUE TO INSIDERS                                                 0
       ACCRUED PAYROLL                                                         0
       ACCRUED PROPERTY TAXES                                              3,047
       ACCRUED PAYROLL TAXES                                                   5
       ACCRUED STATE INCOME TAXES                                            319
       ACCRUED SALES & USE TAXES                                               0
       ACCRUED INTEREST                                                        0
       ACCRUED PROFESSIONAL FEES                                           1,400
       ACCRUED RENT/LEASE                                                    177
       RESTRUCTURING / STORE CLOSING RESERVE                               7,742
       ACCRUED MEDICAL / HOSPITAL                                          1,139
       ACCRUED CUSTOMER GIFT CARD BALANCES                                 1,867
       ACCRUED WORKERS COMPENSATION                                          354
       ACCRUED OTHER                                                       1,099
                                                                      ----------

                                                      SUBTOTAL            17,149

       OTHER POST-PETITION LIABILITIES:
       INTERCOMPANY LIABILITIES                                           72,827
       OTHER LIABILITIES                                                       0
                                                                      ----------

                                                      SUBTOTAL            72,827
                                                                      ----------

       TOTAL CURRENT POST-PETITION LIABILITIES                            89,976

       LIABILITIES SUBJECT TO COMPROMISE:
       ACCOUNTS PAYABLE                                                   40,298
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                    0
       ACCRUED VACATION                                                       52
       ACCRUED WORKERS COMPENSATION                                        2,216
       ACCRUED INTEREST                                                    1,079
       ACCRUED PROPERTY TAXES                                                  0
       OFFICER'S DEFERRED COMPENSATION                                       415
       MORTGAGES                                                               0
       DEBENTURES                                                         24,376
       OTHER LIABILITIES                                                       0
                                                                      ----------
                                                      SUBTOTAL            68,436
                                                                      ----------

       TOTAL LIABILITIES                                                 158,412

       STOCKHOLDERS' EQUITY:
       COMMON STOCK                                                        5,975
       PAID IN SURPLUS                                                     7,201
       TREASURY STOCK                                                       (399)
       RETAINED EARNINGS, BEGINNING                                      (26,110)
       CURRENT PERIOD EARNINGS                                           (98,501)
                                                                      ----------

                                                      SUBTOTAL          (111,834)

                                                                      ----------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                       $   46,578
                                                                      ==========

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                          SUMMARY OF POSTPETITION TAXES

JACOBSON STORES, INC.

------------------------------------------------------------------------------------------
                                       BEGINNING TAX   AMOUNT WITHHELD OR   AMOUNT PAID
                                         LIABILITY           ACCRUED
------------------------------------------------------------------------------------------
Federal
------------------------------------------------------------------------------------------
Withholding                             $           -  $          555,064    $ 555,064
------------------------------------------------------------------------------------------
FICA - Employee                                     -              78,088       78,088
------------------------------------------------------------------------------------------
FICA - Employer                                     -              78,088       78,088
------------------------------------------------------------------------------------------
Unemployment                                      287               1,156            -
------------------------------------------------------------------------------------------
Income                                              -                   -            -
------------------------------------------------------------------------------------------
Other:                                              -                   -            -
------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES                            287             712,396      711,240
------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------
Withholding                                    19,097              (7,179)      11,918
------------------------------------------------------------------------------------------
Sales & Use                                         -                   -            -
------------------------------------------------------------------------------------------
Unemployment                                      847               2,296            -
------------------------------------------------------------------------------------------
Real Property                               1,908,255                   -       36,393
Personal Property                           1,174,336                   -            -
------------------------------------------------------------------------------------------
Income                                        426,141            (106,867)           -
------------------------------------------------------------------------------------------
Other:                                              -                   -            -
------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL                    3,528,676            (111,750)      48,311
------------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE                       $ 3,528,963  $          600,646    $ 759,551
------------------------------------------------------------------------------------------
Refundable Taxes                          $  (728,237)             84,951
------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------
                                       DATE PAID   CHECK NO. OR EFT    ENDING TAX LIABILITY

-------------------------------------------------------------------------------------------
Federal
-------------------------------------------------------------------------------------------
Withholding                             SEE SUMMARY SCHEDULE C          $                 -
-------------------------------------------------------------------------------------------
FICA - Employee                         SEE SUMMARY SCHEDULE C                            -
-------------------------------------------------------------------------------------------
FICA - Employer                         SEE SUMMARY SCHEDULE C                            -
-------------------------------------------------------------------------------------------
Unemployment                            SEE SUMMARY SCHEDULE C                        1,443
-------------------------------------------------------------------------------------------
Income                                                                                    -
-------------------------------------------------------------------------------------------
Other:                                                                                    -
-------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES                                                                1,443
-------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------
Withholding                             SEE SUMMARY SCHEDULE D                           (0)
-------------------------------------------------------------------------------------------
Sales & Use                             SEE SUMMARY SCHEDULE D                            -
-------------------------------------------------------------------------------------------
Unemployment                            SEE SUMMARY SCHEDULE D                        3,143
-------------------------------------------------------------------------------------------
Real Property                                                                     1,871,862
-------------------------------------------------------------------------------------------
Personal Property                       SEE  SUMMARY SCHEDULE D                   1,174,336
-------------------------------------------------------------------------------------------
Income                                  SEE SUMMARY SCHEDULE D                      319,274
-------------------------------------------------------------------------------------------
Other:                                                                                    -
-------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL                                                          3,368,615
-------------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE                                                     $         3,370,058
-------------------------------------------------------------------------------------------
Refundable Taxes                                                        $          (643,286)
-------------------------------------------------------------------------------------------


                      SUMMARY OF UNPAID POSTPETITION DEBTS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF DAYS PAST DUE
                                                                        -------------------------------------------------------
                                                        CURRENT                 0 - 30          31 - 60            61 +
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable - Merchandise                            $           -       $          -     $         -       $      -
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable - Non-Merchandise                                    -                  -               -              -
------------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                               -                  -               -              -
------------------------------------------------------------------------------------------------------------------------------------
Accrued Payroll                                                       -                  -               -              -
------------------------------------------------------------------------------------------------------------------------------------
Accrued Taxes                                                 3,371,000                  -               -              -
------------------------------------------------------------------------------------------------------------------------------------
Accrued Interest                                                      -                  -               -              -
------------------------------------------------------------------------------------------------------------------------------------
Accrued Professional Fees                                     1,400,000                  -               -              -
------------------------------------------------------------------------------------------------------------------------------------
Accrued Rent / Leases                                           177,000                  -               -              -
------------------------------------------------------------------------------------------------------------------------------------
Restructuring / Store Closing Reserve                         7,742,000                  -               -              -
------------------------------------------------------------------------------------------------------------------------------------
Accrued Medical / Hospital                                    1,139,000                  -               -              -
------------------------------------------------------------------------------------------------------------------------------------
Accrued Customer Gift Card Balances                           1,867,000                  -               -              -
------------------------------------------------------------------------------------------------------------------------------------
Accrued Workers Compensation                                    354,000                  -               -              -
------------------------------------------------------------------------------------------------------------------------------------
Accrued Other                                                 1,099,000                  -               -              -
------------------------------------------------------------------------------------------------------------------------------------
Other (excluding Interco. payable)                                    -                  -               -              -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                                   $ 17,149,000       $          -     $         -       $      -
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------


                                                             DISCOUNTS            TOTAL
-------------------------------------------------------------------------------------------
Accounts Payable - Merchandise                               $      -                    -
-------------------------------------------------------------------------------------------
Accounts Payable - Non-Merchandise                                  -                    -
-------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                  -
-------------------------------------------------------------------------------------------
Accrued Payroll                                                                          -
-------------------------------------------------------------------------------------------
Accrued Taxes                                                                    3,371,000
-------------------------------------------------------------------------------------------
Accrued Interest                                                                         -
-------------------------------------------------------------------------------------------
Accrued Professional Fees                                                        1,400,000
-------------------------------------------------------------------------------------------
Accrued Rent / Leases                                                              177,000
-------------------------------------------------------------------------------------------
Restructuring / Store Closing Reserve                                            7,742,000
-------------------------------------------------------------------------------------------
Accrued Medical / Hospital                                                       1,139,000
-------------------------------------------------------------------------------------------
Accrued Customer Gift Card Balances                                              1,867,000
-------------------------------------------------------------------------------------------
Accrued Workers Compensation                                                       354,000
-------------------------------------------------------------------------------------------
Accrued Other                                                                    1,099,000
-------------------------------------------------------------------------------------------
Other (excluding Interco. payable)                                                       -
-------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                                     $      -         $ 17,149,000
-------------------------------------------------------------------------------------------

If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TAXES - SCHEDULE C:   LISTING OF FEDERAL TAX PAYMENTS

FEDERAL WITHHOLDING& FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS           AMOUNT       CHECK/EFT NO.     DATE      ADD'L COMMENTS
      941 Deposit                                                       $   5,026       98113275     12/09/02
      941 Deposit                                                          39,535       98551518     12/16/02
      941 Deposit                                                         655,749       99499983     12/23/02
      941 Deposit                                                          10,930        176176      12/30/02
                                                                        ----------
                                                                        $ 711,240
                                                                        ----------

UNEMPLOYMENT - LISTING OF PAYMENTS
      940 Deposit - FUTA                                                $    -
                                                                        ----------
                                                                        $    -
                                                                        ----------

TAXES - SCHEDULE D:  LISTING OF STATE & LOCAL TAX PAYMENTS


STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS                AMOUNT        CHECK/EFT NO.      DATE       ADD'L COMMENTS
      Michigan - Employee State Withholding                   $      -
      Ohio - Employee State Withholding                            844            37971       12/02/02
      Ohio - Employee State Withholding                          2,837                        12/24/02
      Indiana - Employee City/State Withholding                  1,181            45472       12/27/02
      Kentucky - Employee State Withholding                        597          1026290       12/05/02
      Kentucky - Employee State Withholding                        597          1026410       12/26/02
      Kansas - Employee State Withholding                        1,038          1026289       12/05/02
      Kansas - Employee State Withholding                          542          1026399       12/26/02
      Jackson, Michigan - Employee Local Withholding               740          1026286       12/05/02
      Jackson, Michigan - Employee Local Withholding               645          1026398       12/26/02
      Grand Rapids, Michigan - Employee Local Withholding           37          1026285       12/05/02
      Grand Rapids, Michigan - Employee Local Withholding           62          1026397       12/26/02
      Toledo, Ohio - Employee Local Withholding                    201          1026280       12/05/02
      Toledo, Ohio - Employee Local Withholding                    650          1026394       12/26/02
      Columbus, Ohio - Employee Local Withholding                  234          1026279       12/05/02
      Columbus, Ohio - Employee Local Withholding                1,075          1026393       12/26/02
      Louisville, Kentucky - Employee Local Withholding            231          1026293       12/05/02
      Louisville, Kentucky - Employee Local Withholding            410          1026400       12/26/02
                                                              --------
                                                              $ 11,918
                                                              --------
UNEMPLOYMENT - LISTING OF PAYMENTS
       SUTA:
       MI                                                     $      -
       IN                                                            -
       KY                                                            -
       KS                                                            -
       FL                                                            -
                                                              --------
                                                              $      -
                                                              --------

SALES & USE TAX - LISTING OF PAYMENTS
                                                              $      -
                                                              --------
                                                              $      -
                                                              --------
STATE INCOME TAXES
                                                              $      -
                                                              --------
                                                              $      -
                                                              --------
REAL ESTATE/ PERSONAL TAXES
      Orange County taxes                                     $ 36,393     Deducted from real estate sale closing proceeds
                                                              --------
                                                              $ 36,393
                                                              --------

         JACOBSON STORES, INC.
         SCHEDULE E: OPEN PAYABLES - MERCHANDISE VENDORS


Vendor #    Vendor Name                 Current      1-30       31-60       61+      Discounts     Total
--------    -----------                 -------      ----       -----       ---      ---------     -----
                                                                                                       -
                                      ------------------------------------------------------------------
                            TOTALS            -         -           -         -              -         -
                                      ==================================================================

       JACOBSON STORES INC.
       SCHEDULE F: OPEN PAYABLES - NON-MERCHANDISE EXPENSE

Vendor #    Vendor Name                 Current      1-30       31-60       61+      Discounts     Total
--------    -----------                 -------      ----       -----       ---      ---------     -----
                                                                                                       -
                                      ------------------------------------------------------------------
                            TOTALS            -         -           -         -              -         -
                                      ==================================================================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                                INSURANCE SUMMARY

                                                                                 PREMIUMS
                                                                 POLICY        PAID THROUGH
POLICY TYPE            INSURER/POLICY NO.                        PERIOD         EXP. DATE
---------------------------------------------------------------------------------------------
General Liability      St. Paul Insurance Co.              08/01/02-07/31/03       Yes
                       CK02102387



Automobile             St. Paul Insurance Co.              08/01/02-07/31/03       Yes
                       CK02102387





Workers Comp. - MI     St. Paul Insurance Co.               11/4/02 - 5/4/03        No
                       WVA2102876

Umbrella Liability     St. Paul Insurance Co.              08/01/02-07/31/03       Yes
                       CK02102387


Property/Boiler        Crum & Forster ($10 mil. primary)   06/01/02-05/31/03       Yes
                       ACE ($90 mil. excess)                                   (financed by
                       Hartford Steam Boiler (B & M)                            Cananwill)
                       C X D3 530874-A

Ocean Marine           American Home Assur.                06/01/99-05/31/03       Yes
                       87116 C





Directors & Officers   Chubb                               06/01/02-05/31/03       Yes
                       8142-40-25
                       Royal (prior year 12 mos. run-out)
                       PSF000439

Fiduciary Liability    Chubb                               01/20/00-06/01/03       Yes
                       81597020





POLICY TYPE            DEDUCTIBLE                      LIMITS
---------------------------------------------------------------------------------------------------
General Liability      $0                              $2,000,000. General Aggregate
                                                       $2,000,000 Products Aggregate
                                                       $1,000,000 Each Occurrence
                                                       $1,000,000 Personal & Adv. injury

Automobile             None                            $1,000,000 Liability / UM-UIM
                       $500 Comprehensive              Physical Damage
                       $2,500 Collision                Physical Damage

                       $500/$2500/veh./max. per loss   $1,000,000 Garagekeepers Liability
                       $2,000 Collision

Workers Comp. - MI                                     $1,000,000 Bodily Injury by Accident
                                                       $1,000,000 Bodily Injury by Disease

Umbrella Liability                                     $10,000,000 Each Occurrence
                                                       $10,000,000 Prod. Aggregate
                                                       $10,000,000 Aggregate

Property/Boiler        $250,000/occurrence             $100,000,000 Each Occurrence
                       $500,000/occ. flood zones A-V
                       2% TIV critical wind
                       $50,000/occ. boiler & mach.

Ocean Marine                                           $2,000,000 Goods on any 1 vessel
                                                       $2,000,000 Goods shipped on deck/
                                                                            any 1 vessel
                                                       $2,000,000 Goods shipped any 1 aircraft
                                                       $2,000,000 Goods while at rest
                                                       $   25,000 Goods in any one pkg. by mail

Directors & Officers   $500,000                        $10,000,000 each claim/aggregate
                       securities claims
                       $100,000                        Prior-year Excess run-off:
                       non-securities claims           $5,000,000 each claim/aggregate

Fiduciary Liability    $10,000                         $5,000,000 each claim/aggregate





NOTE:
Listing Excludes Insurance Classified as an Employee Benefit and Key-Man
Policies

                                               UNITED STATES BANKRUPTCY COURT
                                                EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------
                                                                   DOCUMENT   EXPLANATION
REQUIRED DOCUMENTS                                   FORM NO.      ATTACHED    ATTACHED
------------------------------------------------------------------------------------------
Debtor Affirmations                                  MOR - 1         Yes
------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements          MOR - 2         Yes
------------------------------------------------------------------------------------------
Bank Account Reconciliations                         MOR - 2         Yes
------------------------------------------------------------------------------------------
Statement of Operations                              MOR - 3         Yes
------------------------------------------------------------------------------------------
Balance Sheet                                        MOR - 4         Yes
------------------------------------------------------------------------------------------
Status of Postpetition Taxes                         MOR - 5         N/A
------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                 MOR - 5         N/A
------------------------------------------------------------------------------------------
Listing of aged accounts payable                     MOR - 5         N/A
------------------------------------------------------------------------------------------
Schedule of Insurance - Listing of Policies          MOR - 6         N/A
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------




The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.




JACOBSON STORES REALTY COMPANY
--------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                 1/31/2003
--------------------------------------------                      --------------
Signature of Authorized Individual                                Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                               DEBTOR AFFIRMATION



--------------------------------------------------------------------------------
AS DEBTOR IN POSSESSION, I AFFIRM:                                TRUE    FALSE
--------------------------------------------------------------------------------
1. That the insurance, as described in section 5 of the
Notice of Operating Instructions and Reporting Requirements,
is in effect.                                                     X
--------------------------------------------------------------------------------

2. That all post petition taxes, as described in section 9
of the Notice of Operating Instructions and Reporting
Requirements, are current.                                        X
--------------------------------------------------------------------------------
3. No professional fees (accountant, attorneys, etc.) have
been paid without specific court authorization. If no,
provide an explanation below.                                     X
--------------------------------------------------------------------------------

Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    1/31/2003
------------------------------------------                       ---------------
Signature of Authorized Individual                               Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

a
JACOBSON STORES REALTY COMPANY



----------------------------------------------------------------------------------------------------------------------------
                                                                                     BANK ACCOUNTS
                                                            COMERICA           COMERICA         NAT'L CITY         COMERICA
                                                           1840421992         1840433591         023065398        1851584167
----------------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                                  $ 46,307                $ -           $ 2,306          $ 34,795
----------------------------------------------------------------------------------------------------------------------------
RECEIPTS
----------------------------------------------------------------------------------------------------------------------------
INTERNAL TRANSFERS                                           45,000                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME                                                   -                  -                 -                30
----------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE - CREDIT & COLL.                              -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE - LOCKBOX                                     -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
RETAIL STORE DEPOSITS                                             -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                    -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
REVOLVER BORROWINGS - FLEET                                       -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
RETURN ITEMS REDEPOSITED                                          -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                                                     -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
BANKCARD CASH RECEIPTS                                            -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLANS                                            -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
   TOTAL RECEIPTS                                          $ 45,000                $ -               $ -          $     30
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------
INTERNAL TRANSFERS                                                -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
ELECTRONIC PAYROLL TAXES PAYMENTS                                 -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
PAYROLL                                                           -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL LOAN PAYMENTS                                     44,216                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
VENDOR PAYMENTS                                                   -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
ELECTRONIC SALES TAX PAYMENTS                                     -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
RECEIPTS APPLIED TO REVOLVER BALANCE                              -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
CUSTOMER REFUNDS                                                  -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLAN PAYMENTS                                    -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
BANK FEES                                                         -                  -                 6                 0
----------------------------------------------------------------------------------------------------------------------------
RETURN ITEMS                                                      -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                                                     -                  -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
CORPORATE INCOME TAXES                                                               -                 -                 -
----------------------------------------------------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                                     $ 44,216                $ -           $     6          $      0
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                              $    784                $ -           $    (6)         $     29
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH                                        $ 47,090                $ -           $ 2,300          $ 34,824
----------------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------------------
                                                              CURRENT         CUMULATIVE
                                                               MONTH        FILING TO DATE
                                                               ACTUAL           ACTUAL
--------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                                     $ 83,407      $   104,726
--------------------------------------------------------------------------------------------
RECEIPTS
--------------------------------------------------------------------------------------------
INTERNAL TRANSFERS                                              45,000          967,760
--------------------------------------------------------------------------------------------
INTEREST INCOME                                                     30               89
--------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE - CREDIT & COLL.                                 -                -
--------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE - LOCKBOX                                        -                -
--------------------------------------------------------------------------------------------
RETAIL STORE DEPOSITS                                                -                -
--------------------------------------------------------------------------------------------
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                       -           34,754
--------------------------------------------------------------------------------------------
REVOLVER BORROWINGS - FLEET                                          -                -
--------------------------------------------------------------------------------------------
RETURN ITEMS REDEPOSITED                                             -                -
--------------------------------------------------------------------------------------------
MISCELLANEOUS                                                        -          262,197
--------------------------------------------------------------------------------------------
BANKCARD CASH RECEIPTS                                               -                -
--------------------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLANS                                               -                -
--------------------------------------------------------------------------------------------
   TOTAL RECEIPTS                                             $ 45,030      $ 1,264,800
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
DISBURSEMENTS
--------------------------------------------------------------------------------------------
INTERNAL TRANSFERS                                                   -          644,332
--------------------------------------------------------------------------------------------
ELECTRONIC PAYROLL TAXES PAYMENTS                                    -                -
--------------------------------------------------------------------------------------------
PAYROLL                                                              -                -
--------------------------------------------------------------------------------------------
COMMERCIAL LOAN PAYMENTS                                        44,216          483,509
--------------------------------------------------------------------------------------------
VENDOR PAYMENTS                                                      -          104,856
--------------------------------------------------------------------------------------------
ELECTRONIC SALES TAX PAYMENTS                                        -                -
--------------------------------------------------------------------------------------------
RECEIPTS APPLIED TO REVOLVER BALANCE                                 -                -
--------------------------------------------------------------------------------------------
CUSTOMER REFUNDS                                                     -                -
--------------------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLAN PAYMENTS                                       -                -
--------------------------------------------------------------------------------------------
BANK FEES                                                            6              115
--------------------------------------------------------------------------------------------
RETURN ITEMS                                                         -            2,500
--------------------------------------------------------------------------------------------
MISCELLANEOUS                                                        -                -
--------------------------------------------------------------------------------------------
CORPORATE INCOME TAXES                                               -           50,000
--------------------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                                          44,223        1,285,312
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
NET CASH FLOW                                                 $    807      $   (20,512)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
CASH - END OF MONTH                                           $ 84,214      $    84,214
--------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
--------------------------------------------------------------------------------------------
Total Disbursements                                                          $ 44,222.53
--------------------------------------------------------------------------------------------
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                  -
--------------------------------------------------------------------------------------------
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                -
--------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES              $ 44,222.53
--------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003
                               BANK RECONCILIATION


JACOBSON STORES REALTY COMPANY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   BANK ACCOUNTS
                                                        COMERICA         COMERICA        NAT'L CITY       COMERICA          TOTAL
                                                       1840421992       1840433591       023065398       1851584167
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                                       $ 47,090              $ -          $ 2,300        $ 34,824         $ 84,214
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Bank Balance                                              47,090                -            2,300          34,824           84,214
------------------------------------------------------------------------------------------------------------------------------------
Plus: Deposits In Transit - Booked not Banked                  -                -                -               -                -
------------------------------------------------------------------------------------------------------------------------------------
Less: Outstanding Checks/Wire Transfers                        -                -                -               -                -
------------------------------------------------------------------------------------------------------------------------------------
Other                                                          -                -                -               -                -
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                                   $ 47,090              $ -          $ 2,300        $ 34,824         $ 84,214
------------------------------------------------------------------------------------------------------------------------------------





OTHER



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)


                                                                   Cumulative
                                                                 Filing to date
                                                     December        Totals
                                                     --------        ------
Rental Income                                        $      -       $  3,389

Interest Expense                                          (78)        (1,658)

Depreciation                                             (208)        (1,271)

Taxes, Other than Income                                   (4)           (49)

Other Income / (Expense)                                2,695         29,002
                                                     --------       --------

Net Income / (Loss) b/4 Income Taxes                    2,405         29,413

Income Taxes - Benefit / (Expense)                          -              -
                                                     --------       --------

                                                   -----------------------------
Net Income / (Loss)                                  $  2,405       $ 29,413
                                                   =============================




** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                                        ASSETS
       CURRENT ASSETS
       CASH AND CASH EQUIVALENTS                                      $      84
       ACCOUNTS RECEIVABLE, NET                                             167
       DUE FROM VENDORS                                                       0
       INTERCOMPANY RECEIVABLE                                           64,303
       INVENTORIES                                                            0
       DEFERRED FINANCING                                                     0
       OTHER PREPAIDS                                                         0
       REFUNDABLE TAXES                                                       0
                                                                      ---------
       TOTAL CURRENT ASSETS                                              64,554

       TOTAL P, P & E:                                                   16,156
       LESS: ACCUMULATED DEPR.                                           (8,746)
                                                                      ---------
                         PROPERTY, PLANT & EQUIPMENT, NET                 7,410

       OTHER ASSETS:
       NET GOODWILL                                                           0
       LIFE INSURANCE - CSV                                                   0
       PREPAID PENSION                                                        0
       OTHER                                                                  0
                                                                      ---------
       TOTAL OTHER ASSETS                                                     -
                                                                      ---------
       TOTAL ASSETS                                                   $  71,964
                                                                      =========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                          LIABILITIES & STOCKHOLDERS' EQUITY
                                  CURRENT LIABILITIES
       POST-PETITION LIABILITIES & ACCRUED EXPENSES:
       ACCOUNTS PAYABLE                                               $       -
       AMOUNTS DUE TO INSIDERS                                                0
       ACCRUED PAYROLL                                                        0
       ACCRUED PROPERTY TAXES                                                 0
       ACCRUED PAYROLL TAXES                                                  0
       ACCRUED STATE INCOME TAXES                                             0
       ACCRUED SALES & USE TAXES                                              0
       ACCRUED INTEREST                                                       0
       ACCRUED PROFESSIONAL FEES                                              0
       ACCRUED RENT/LEASE                                                     0
       ACCRUED OTHER                                                      2,232
                                                                        -------
                                           SUBTOTAL                       2,232

       OTHER POST-PETITION LIABILITIES:
       NOTES PAYABLE - REVOLVER                                               0
       INTERCOMPANY LIABILITIES                                               0
       RESTRUCTURING RESERVE                                                  0
       DEFERRED RENT                                                          0
       BANK FLOAT / OVERDRAFTS                                                0
       OTHER LIABILITIES                                                      0
                                                                        -------
                                           SUBTOTAL                           0
                                                                        -------
       TOTAL CURRENT POST-PETITION LIABILITIES                            2,232

       LIABILITIES SUBJECT TO COMPROMISE:
       ACCOUNTS PAYABLE                                                      50
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                   0
       ACCRUED VACATION                                                       0
       ACCRUED WORKERS COMPENSATION                                           0
       ACCRUED INTEREST                                                       0
       ACCRUED PROPERTY TAXES                                                 0
       OFFICER'S DEFERRED COMPENSATION                                        0
       MORTGAGES                                                         15,537
       DEBENTURES                                                             0
       OTHER LIABILITIES                                                      0
                                                                        -------
                                           SUBTOTAL                      15,587
                                                                        -------
       TOTAL LIABILITIES                                                 17,819

       STOCKHOLDERS' EQUITY
       COMMON STOCK                                                         400
       PAID IN SURPLUS                                                        0
       TREASURY STOCK                                                         0
       RETAINED EARNINGS, BEGINNING                                      24,332
       CURRENT PERIOD EARNINGS                                           29,413
                                                                        -------

                                           SUBTOTAL                      54,145

                                                                        -------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                         $71,964
                                                                        =======



** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in the case.


---------------------------------------------------------------------------------------------
                                                                     DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                     FORM NO.      ATTACH       ATTACHED
---------------------------------------------------------------------------------------------
Debtor Affirmations                                    MOR - 1         Yes
---------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements            MOR - 2         Yes
---------------------------------------------------------------------------------------------
Bank Account Reconciliations                           MOR - 2         Yes
---------------------------------------------------------------------------------------------
Statement of Operations                                MOR - 3         Yes
---------------------------------------------------------------------------------------------
Balance Sheet                                          MOR - 4         Yes
---------------------------------------------------------------------------------------------
Status of Postpetition Taxes                           MOR - 5         N/A
---------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                   MOR - 5         N/A
---------------------------------------------------------------------------------------------
Listing of aged accounts payable                       MOR - 5         N/A
---------------------------------------------------------------------------------------------
Schedule of Insurance - Listing of Policies            MOR - 6         N/A
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------








The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
---------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    1/31/2003
---------------------------------------------                 ------------------
Signature of Authorized Individual                            Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                               DEBTOR AFFIRMATION



--------------------------------------------------------------------------------
AS DEBTOR IN POSSESSION, I AFFIRM:                               TRUE    FALSE
--------------------------------------------------------------------------------
1. That the insurance, as described in section 5 of the
Notice of Operating Instructions and Reporting Requirements,
is in effect.                                                      X
--------------------------------------------------------------------------------

2. That all post petition taxes, as described in section 9
of the Notice of Operating Instructions and Reporting
Requirements, are current.                                         X
--------------------------------------------------------------------------------

3. No professional fees (accountant, attorneys, etc.) have
been paid without specific court authorization. If no,
provide an explanation below.                                      X
--------------------------------------------------------------------------------


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
---------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    1/31/2003
---------------------------------------                       ------------------
Signature of Authorized Individual                            Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON CREDIT CORP.

------------------------------------------------------------------------------------------------------------------------------------
                                                                     BANK ACCOUNTS                    CURRENT           CUMULATIVE
                                                    COMERICA                                           MONTH         FILING TO DATE
                                                   1840421752                                          ACTUAL            ACTUAL
------------------------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                          $       84   $       -   $      -    $       -     $     84       $          84
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
INTERNAL TRANSFERS                                          -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME                                             -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE - CREDIT & COLL.                        -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE - LOCKBOX                               -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
RETAIL STORE DEPOSITS                                       -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                                                               -                   -
------------------------------------------------------------------------------------------------------------------------------------
REVOLVER BORROWINGS - FLEET                                 -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
RETURN ITEMS REDEPOSITED                                    -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                                               -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
BANKCARD CASH RECEIPTS                                      -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLANS                                      -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL RECEIPTS                                  $        -   $       -   $      -    $       -     $      -       $           -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
INTERNAL TRANSFERS                                          -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC PAYROLL TAXES PAYMENTS                           -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
PAYROLL                                                     -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
PAYMENTS/TRANSFERS TO LIQUIDATORS                           -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
VENDOR PAYMENTS                                             -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC SALES TAX PAYMENTS                               -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS APPLIED TO REVOLVER BALANCE                        -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
CUSTOMER REFUNDS                                            -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLAN PAYMENTS                              -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
BANK FEES                                                   -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
RETURN ITEMS                                                -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                                           83.51           -          -            -           84                  84
------------------------------------------------------------------------------------------------------------------------------------
                                                            -           -          -            -            -                   -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                             $    83.51   $       -   $      -    $       -           84                  84
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                      $   (83.51)  $       -   $      -    $       -     $ (83.51)      $      (83.51)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH                                $        -   $       -   $      -    $       -     $      -       $           -
------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                                  $       83.51
------------------------------------------------------------------------------------------------------------------------------------
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                            -
------------------------------------------------------------------------------------------------------------------------------------
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                                          -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                      $       83.51
------------------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                               BANK RECONCILIATION


JACOBSON CREDIT CORP.

-------------------------------------------------------------------------------------------------------------------
                                                                BANK ACCOUNTS
                                      COMERICA                                                            TOTAL
                                     1840421752
-------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                    $        -      $        -       $        -      $        -        $        -
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Bank Balance                                  -               -                -               -                 -
-------------------------------------------------------------------------------------------------------------------
Plus: Deposits In Transit                     -               -                -               -                 -
-------------------------------------------------------------------------------------------------------------------
Less: Outstanding Checks                      -               -                -               -                 -
-------------------------------------------------------------------------------------------------------------------
Other                                         -               -                -               -                 -
-------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                $        -      $        -       $        -      $        -        $        -
-------------------------------------------------------------------------------------------------------------------





OTHER



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                                            Cumulative
                                                                          Filing to date
                                                             December         Totals
                                                             --------     --------------
Net Sales                                                    $      -      $       -

Cost of Goods Sold                                                  -              -
                                                          -----------    -------------

Gross Profit                                                        -              -

Operating Expenses                                                  -              -
                                                          -----------    -------------

Operating Income / (Loss)                                           -              -

Interest Expense                                                    -              -

Other Income                                                        -              -
                                                          -----------    -------------

Net Income / (Loss) b/4 Restructuring Costs and Taxes               -              -

Reorganization Expenses - (incl. Professional Fees)                 -              -

Income Taxes - Benefit / (Expense)                                  -              -
                                                          -----------    -------------
                                                          ----------------------------
Net Income / (Loss)                                          $      -      $       -
                                                          ============================




** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                        ASSETS
       CURRENT ASSETS
       CASH AND CASH EQUIVALENTS                                        $     -
       ACCOUNTS RECEIVABLE, NET                                               0
       DUE FROM VENDORS                                                       0
       INTERCOMPANY RECEIVABLE                                            8,524
       INVENTORIES                                                            0
       DEFERRED FINANCING                                                     0
       OTHER PREPAIDS                                                         0
       REFUNDABLE TAXES                                                       0
                                                                        --------

       TOTAL CURRENT ASSETS                                               8,524

       TOTAL P, P & E:                                                        0
       LESS: ACCUMULATED DEPR.                                                0
                                                                        --------
                         PROPERTY, PLANT & EQUIPMENT, NET                     -

       OTHER ASSETS:
       NET GOODWILL                                                           0
       LIFE INSURANCE - CSV                                                   0
       PREPAID PENSION                                                        0
       OTHER                                                                  0
                                                                        --------
       TOTAL OTHER ASSETS                                                     -
                                                                        --------
       TOTAL ASSETS                                                     $ 8,524
                                                                        ========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                   Hon. David T. Stosberg
                           Reporting Period: December 1, 2002 to January 4, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                          LIABILITIES & STOCKHOLDERS' EQUITY
                                 CURRENT LIABILITIES
       POST-PETITION LIABILITIES & ACCRUED EXPENSES:
       ACCOUNTS PAYABLE                                                 $     -
       AMOUNTS DUE TO INSIDERS                                                0
       ACCRUED PAYROLL                                                        0
       ACCRUED PROPERTY TAXES                                                 0
       ACCRUED PAYROLL TAXES                                                  0
       ACCRUED STATE INCOME TAXES                                             0
       ACCRUED SALES & USE TAXES                                              0
       ACCRUED INTEREST                                                       0
       ACCRUED PROFESSIONAL FEES                                              0
       ACCRUED RENT/LEASE                                                     0
       ACCRUED OTHER                                                          0
                                                                        --------

                                           SUBTOTAL                           0

       OTHER POST-PETITION LIABILITIES:
       NOTES PAYABLE - REVOLVER                                               0
       INTERCOMPANY LIABILITIES                                               0
       RESTRUCTURING RESERVE                                                  0
       DEFERRED RENT                                                          0
       BANK FLOAT / OVERDRAFTS                                                0
       OTHER LIABILITIES                                                      0
                                                                        --------

                                           SUBTOTAL                           0
                                                                        --------

       TOTAL CURRENT POST-PETITION LIABILITIES                                0

       LIABILITIES SUBJECT TO COMPROMISE:
       ACCOUNTS PAYABLE                                                       0
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                   0
       ACCRUED VACATION                                                       0
       ACCRUED WORKERS COMPENSATION                                           0
       ACCRUED INTEREST                                                       0
       ACCRUED PROPERTY TAXES                                                 0
       OFFICER'S DEFERRED COMPENSATION                                        0
       MORTGAGES                                                              0
       DEBENTURES                                                             0
       OTHER LIABILITIES                                                      0
                                                                        --------
                                           SUBTOTAL                           0
                                                                        --------

       TOTAL LIABILITIES                                                      -

       STOCKHOLDERS' EQUITY
       COMMON STOCK                                                       1,700
       PAID IN SURPLUS                                                        0
       TREASURY STOCK                                                         0
       RETAINED EARNINGS, BEGINNING                                       6,824
       CURRENT PERIOD EARNINGS                                                0
                                                                        --------

                                           SUBTOTAL                       8,524

                                                                        --------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                         $ 8,524
                                                                        ========


** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).